GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated June 22, 2017

to

Prospectus dated April 28, 2017; and

Statement of Additional Information dated April 28, 2017

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 28, 2017, of GAMCO Global Series Funds, Inc. (the “Company”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

Offering of Class T Shares for The GAMCO Global Telecommunications Fund

Effective July 5, 2017, Class T shares of The GAMCO Global Telecommunications Fund (the “Global Telecommunications Fund”) are offered for sale. All references in the Prospectus and SAI to the Class T shares of the Global Telecommunications Fund not being currently offered for sale are hereby deleted effective July 5, 2017. The Prospectus does not show returns for Class T shares of the Global Telecommunications Fund since Class T shares of the Global Telecommunications Fund were not offered prior to July 5, 2017. For information regarding the Class T shares of the Global Telecommunications Fund, see the Company’s Prospectus and SAI.

The NASDAQ ticker symbol for the Net Asset Value of Class T shares of the Global Telecommunications Fund is GGTTX.

Conversions from Class C Shares to Class A Shares for The GAMCO Global Opportunity Fund

The Distributor has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. (“Merrill Lynch”), pursuant to which Class C shares of the Global Opportunity Fund held by a Merrill Lynch customer will be converted into Class A shares of the Global Opportunity Fund in the month of the 10-year anniversary of the purchase date. Under current interpretation of applicable federal income tax law by the Internal Revenue Service, voluntary conversions to a different class of shares generally should not be treated as a taxable event.

Changes to The GAMCO Global Telecommunications Fund

Effective as of September 5, 2017, the following changes are being made with respect to The GAMCO Global Telecommunications Fund.

Name Change

Effective as of September 5, 2017, “The GAMCO Global Telecommunications Fund” will change its name and become “The Gabelli Global Content & Connectivity Fund” and all references to “The GAMCO Global Telecommunications Fund” or the “Global Telecommunications Fund” will be changed to “The Gabelli Global Content & Connectivity Fund” or the “Global Content & Connectivity Fund”, as the case may be.

Principal Investment Strategies

Effective as of September 5, 2017, the Principal Investment Strategies of the Global Content & Connectivity Fund will be as follows.

Under normal market conditions, the Global Content & Connectivity Fund will invest its net assets in common stocks of companies in the telecommunications, media, and information technology industries which Gabelli Funds, LLC, the Global Content & Connectivity Fund’s investment adviser (the “Adviser”), believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Content & Connectivity Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Content & Connectivity Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Global Content & Connectivity Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof. In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management. In accordance with its existing concentration policy, the Global Content & Connectivity Fund will continue to invest at least 25% of the value of its total assets in the telecommunications-related industry, and not invest more than 25% of the value of its total assets in any other particular industry.

The companies in which the Global Content & Connectivity Fund may invest are engaged in the following products, services, or activities: telecommunications services (including data, video, voice, advanced IP-based services, corporate networking solutions, messaging and other communication and connectivity applications based on established and emerging technologies); telecommunications infrastructure and equipment; media & entertainment (including television; radio; cable networks; filmed, live, and digital entertainment; advertising; publishing; emerging forms of digital and interactive content; eSports; and eGaming); consumer electronics; e-commerce & information technology (including Internet software and services; application, systems, and home entertainment software; IT consulting, data processing, and technology hardware and equipment). Additional cross-industry investment focus areas include: cloud computing, The Internet of Things (“IoT”) (including solutions related to connected vehicle, connected home, smart city, smart grid), Big Data, artificial intelligence, machine learning, robotics, cybersecurity, virtual reality, augmented reality, digital convergence, biometric and wearable devices, eHealth, eGovernment, financial technology, over-the-top (“OTT”) content and applications, and software-as-a-service (“SaaS”).

Principal Risks

Effective as of September 5, 2017, the Principal Risks of the Global Content & Connectivity Fund will be as follows.

You may want to invest in the Global Content & Connectivity Fund if:

•	you are a long term investor

•	you seek growth of capital

•	you seek to diversify your investments outside the U.S.

The Global Content & Connectivity Fund’s share price will fluctuate with changes in the market value of the Global Content & Connectivity Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Content & Connectivity Fund is not guaranteed; you may lose money by investing in the Global Content & Connectivity Fund. When you sell Global Content & Connectivity Fund shares, they may be worth less than what you paid for them.

In addition to the risks generally applicable to all Funds set forth in the Prospectus and SAI, investing in the Global Content & Connectivity Fund will in particular involve the following risks:

•	Concentration Risk. Because the Global Content & Connectivity Fund will invest at least 25% of its total assets in securities of companies in the telecommunications related industry, and will otherwise focus its investments in the media and information technology industries, the Global Content & Connectivity Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Global Content & Connectivity Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Global Content & Connectivity Fund’s total assets due to movements in the financial markets. If the markets affect several securities held by the Global Content & Connectivity Fund, it may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Global Content & Connectivity Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

•	Equity Risk. Equity risk is the risk that the prices of the securities held by the Global Content & Connectivity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Global Content & Connectivity Fund. Because the value of securities, and thus shares of the Global Content & Connectivity Fund, could decline, you could lose money.

•	Foreign Securities Risk. Since the Global Content & Connectivity Fund invests outside the United States, the following additional risks apply:

•	Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Global Content & Connectivity Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. In addition, the Global Content & Connectivity Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

•	Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Global Content & Connectivity Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

•	Access Risk — The risk that some countries may restrict the Global Content & Connectivity Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Global Content & Connectivity Fund.

•	Emerging Markets Risk — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•	Eurozone Investment Risks — A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom (the “UK”) voted to exit the EU (known as “Brexit”). As a consequence of the UK’s vote to withdraw from the EU, on March 29, 2017 the government of the UK triggered Article 50 of the Lisbon Treaty, launching a two-year withdrawal process. There is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the terms of withdrawal and new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. One or more other countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy, and would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Global Content & Connectivity Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Global Content & Connectivity Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Global Content & Connectivity Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

•	Globalization Risks — The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the US or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

•	Industry Risk. Telecommunications — The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens, rapid obsolescence of products and services due to product compatibility or changing consumer preferences and strong market reactions to technological developments throughout the industry, among other things. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short term impact on revenues, profits, and share valuations. Certain telecommunications companies allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Content & Connectivity Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

Media — Companies engaged in the design, production or distribution of goods or services for the media industry may become obsolete quickly. Media companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition in the industry and the potential for increased government regulation. Media company revenues largely are dependent on advertising spending. A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising. Competitive pressures and government regulation can significantly affect media companies. Additionally, intellectual property rights are very important to many media companies and the expiration of intellectual property rights or other events that adversely affect a media company’s intellectual property rights may materially and adversely affect the value of its securities.

Information Technology — The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology-related companies may face special risks that their products or services may not prove to be commercially successful. Technology-related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Global Content & Connectivity Fund. Finally, the Global Content & Connectivity Fund may be susceptible to factors affecting the technology and technology-related industries, and the Global Content & Connectivity Fund’s NAV may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources.

These risks may be heightened for telecommunications, media, and technology companies in foreign markets.

•	Growth Stock Risk. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it.

•	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception. In addition the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Content & Connectivity Fund holds, then the value of the Global Content & Connectivity Fund’s shares may decline.

•	Non-Diversification Risk. The Global Content & Connectivity Fund is classified as a

“non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As a non-diversified mutual funds, more of the Global Content & Connectivity Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Content & Connectivity Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of the Global Content & Connectivity Fund’s investment performance, as the Global Content & Connectivity Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which the Global Content & Connectivity Fund invests perform poorly, the Global Content & Connectivity Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

•	Smaller Capitalization Risk. Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of smaller capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Global Content & Connectivity Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

Portfolio Managers

Effective September 5, 2017, Brett Harriss, MBA, will become a portfolio manager of the Global Content & Connectivity Fund. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, Sergey Dluzhevskiy, CPA, CFA, and Evan Miller, CFA, will remain portfolio managers of the Global Content & Connectivity Fund. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Global Telecommunications Fund since 1993. Sergey Dluzhevskiy, CPA, CFA, has served as associate portfolio manager of the Global Telecommunications Fund since 2006. Evan Miller, CFA, has served as associate portfolio manager of the Global Telecommunications Fund since 2002.

Mr. Harriss joined Gabelli & Company in 2008 covering the Media & Entertainment industry. Since 2009, he managed eight annual Movie & Entertainment conferences, providing a venue for industry leaders and investors to gather and exchange ideas. Since 2013, he has overseen the digital research team responsible for covering the Telecommunications, Media, Technology, and Gaming & Lodging industries. Mr. Harriss received his B.A. in Economics at Columbia University in 2003 and his M.B.A. in Finance and Economics from Columbia Business School in 2008.

New Portfolio Manager — Other Accounts Managed

The information below provides summary information regarding other accounts for which Brett Harriss was primarily responsible for the day to day management as of March 31, 2017:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Brett Harriss, MBA	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$1.1 million	0	$0

*	For each portfolio manager, the above chart represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the portfolio manager and therefore may be duplicated.

All Portfolio Managers — Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day to day management responsibilities with respect to one or more other accounts. This information is as of March 31, 2017. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Global Content & Connectivity Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Global Content & Connectivity Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of their other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Global Content & Connectivity Fund even if using the Distributor is not in the best interest of the Global Content & Connectivity Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he/she manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers. In the case of Mr. Gabelli, the Adviser’s compensation (and expenses) for managing a particular Fund are marginally greater as a percentage of assets than for certain other accounts managed by him, while his compensation structure is the same for all accounts managed by him.

All Portfolio Managers — Compensation Structure as of March 31, 2017

Compensation Structure for Portfolio Managers other than Mario J. Gabelli

The compensation of the portfolio managers for the Global Content & Connectivity Fund other than Mr. Gabelli is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation, and discretionary bonuses. Net revenues are determined by deducting from gross investment management fees certain of the Firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the respective Fund.

Compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager(s).

These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Global Content & Connectivity Fund. Net revenues are determined by deducting from gross investment management fees the Firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Global Content & Connectivity Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GBL. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

New Portfolio Manager — Ownership of Shares in the Global Content & Connectivity Fund

Set forth in the table below is the dollar range of equity securities in the Global Content & Connectivity Fund beneficially owned by the Fund’s new portfolio manager as of March 31, 2017:

Name	Dollar Range of Equity Securities Held in the Global Content & Connectivity Fund*
Brett Harriss	A

* Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

Changes to The GAMCO Global Opportunity Fund

Effective as of September 5, 2017, the following changes are being made with respect to The GAMCO Global Opportunity Fund.

Name Change

Effective as of September 5, 2017, “The GAMCO Global Opportunity Fund” will change its name and become “The Gabelli International Small Cap Fund” and all references to “The GAMCO Global Opportunity Fund” or the “Global Opportunity Fund” will be changed to “The Gabelli International Small Cap Fund” or the “International Small Cap Fund”, as the case may be.

Principal Investment Strategies

Effective as of September 5, 2017, the Principal Investment Strategies of the International Small Cap Fund will be as follows.

The International Small Cap Fund will invest primarily in a portfolio of common stocks of non-U.S. companies. In determining whether an issuer is a U.S. or non-U.S. company, the International Small Cap Fund will consider various factors including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Under normal market conditions, the International Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of “small cap companies.” The Adviser currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment. The investment policy of the International Small Cap Fund relating to the type of securities in which 80% of the International Small Cap Fund’s net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least sixty days notice prior to any change in this policy.

The International Small Cap Fund may invest in non-U.S. markets throughout the world, including emerging markets. The International Small Cap Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Ordinarily, the International Small Cap Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the International Small Cap Fund’s non-U.S. investments.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller capitalization companies exhibit one or more of the following traits:

•	New products or technologies

•	New distribution methods

•	Rapid changes in industry conditions due to regulatory or other developments

•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller capitalization companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Additional Risks

Effective as of September 5, 2017, the section of the SAI captioned “Investment Strategies and Risks” is modified as follows:

The following is added:

Smaller Capitalization Companies

Smaller capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, a Fund’s investment in a smaller capitalization company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer term view.

Small and Mid-Cap Stock Risk. The Funds may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. A Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Investments in Unseasoned Companies Risk. A Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which a Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which a Fund may invest.

Securities of Smaller and Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Adviser believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by the Adviser does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Adviser believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but the Adviser believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from governments by means of price controls, regulations or litigation.

The following is added to the sub-caption “Investments in Foreign Securities”:

Frontier Markets. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.

Governments of many frontier countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in such Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Funds may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Funds may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Funds will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Funds. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Funds. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in local markets in frontier countries may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Funds.

Investing in Africa. Investing in the economies of African countries involves risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions, which may negatively affect the value of investments in a Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed countries or geographic regions. Securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

Investing in Eastern Europe. An investment in Eastern European issuers may subject a Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on export of commodities, including oil and gas, and certain metals. As a result, such economies will be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Acts of terrorism in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Other risks related to investing in securities of Eastern European issuers include: the absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Eastern European issuers as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Investing in the Middle East. Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

Shareholders Should Retain This Supplement For Future Reference